                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     WHEREAS, VERIZON GLOBAL FUNDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to its Zero-Coupon Convertible Notes due 2021, the shares of the Verizon Communications Inc.'s common stock into which such notes are convertible and the related support and share contribution obligations of Verizon Communications Inc.

     NOW, THEREFORE, the undersigned hereby appoints William F. Heitmann, Janet
M. Garrity, and David S. Kauffman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.



                                /s/ Robert S. Fitmire
                                ____________________________
                                Robert S. Fitzmire

                               POWER OF ATTORNEY


     WHEREAS, VERIZON GLOBAL FUNDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to its Zero-Coupon Convertible Notes due 2021, the shares of the Verizon Communications Inc.'s common stock into which such notes are convertible and the related support and share contribution obligations of Verizon Communications Inc.

     NOW, THEREFORE, the undersigned hereby appoints William F. Heitmann, David
S. Kauffman and Robert S. Fitzmire and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.



                                 /s/ Janet M. Garrity
                                 __________________________
                                 Janet M. Garrity

                               POWER OF ATTORNEY


     WHEREAS, VERIZON GLOBAL FUNDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a resale shelf registration statement on Form S-3 (the "Registration Statement") relating to its Zero-Coupon Convertible Notes due 2021, the shares of the Verizon Communications Inc.'s common stock into which such notes are convertible and the related support and share contribution obligations of Verizon Communications Inc.

     NOW, THEREFORE, the undersigned hereby appoints Janet M. Garrity, David S. Kauffman and Robert S. Fitzmire and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 2001.



                                    /s/ William F. Heitmann
                                    _____________________________
                                    William F. Heitmann